January 2, 2026

BNY Mellon Absolute Insight Funds, Inc.
BNY Mellon California AMT-Free Municipal Bond Fund, Inc.
BNY Mellon Intermediate Municipal Bond Fund, Inc.
BNY Mellon Municipal Funds, Inc.
BNY Mellon Stock Funds
BNY Mellon Strategic Funds, Inc.

Supplement to Current Statement of Additional Information

Effective January 1, 2026, Francine J. Bovich, Andrew J. Donohue, Bradley J. Skapyak and Roslyn M. Watson became additional Independent Board Members of the funds.

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Board Information":

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Francine J. Bovich 1951 Board Member	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – 2025)
Andrew J. Donohue 1950 Board Member	Attorney, Solo Law Practice (2019 – Present) Shearman & Sterling LLP, a law firm, Of Counsel (2017 –2019) Chief of Staff to the Chair of the SEC (2015 – 2017)	N/A
Bradley J. Skapyak 1958 Board Member

Chief Operating Officer and Director of Dreyfus Corp.
(2009 – 2019)

Chief Executive Officer and Director of the Distributor
(2016 – 2019)

Transfer Agent, Chairman and Director (2011 – 2019)

Senior Vice President of the Custodian (2007 – 2019)

N/A

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Roslyn M. Watson 1949 Board Member	Watson Ventures, Inc., a real estate investment company, Principal (1993 – Present)	N/A

• Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and served as a Director of Annaly Capital Management, Inc. from 2014 to 2025. She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997. She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

• Andrew J. (Buddy) Donohue – Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles. Mr. Donohue served as Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management, from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry. Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers, from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc., from 1991 to 2001, and Investment Company General Counsel of Goldman Sachs, from 2012 to 2015. Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds, from 2017 to 2019, and Of Counsel at the law firm of Shearman & Sterling LLP, from September 2017 to July 2019. Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds. He has also served as chairman of the American Bar Association's Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director's Guidebook and, since 2018, director, and since January 2023, Chair of the Mutual Fund Directors Forum, a leading funds industry organization. Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.

• Bradley J. Skapyak – Mr. Skapyak has over 30 years of experience in the investment funds industry. From January 2010 through May 2019, Mr. Skapyak served as President of the funds in the BNY Mellon Family of Funds. From June 2009 through May 2019, Mr. Skapyak served as Chief Operating Officer and Director of The Dreyfus Corporation, where he was primarily responsible for the relationship between The Dreyfus Corporation and the BNY Mellon Family of Funds, served as management's representative at BNY Mellon Family of Funds' Board meetings and managed the mutual fund administration operations of The Dreyfus Corporation in connection with its role as administrator to the BNY Mellon Family of Funds. Mr. Skapyak also served, from August 2016 through May 2019, as Chief Executive Officer and Director of MBSC Securities Corporation; from May 2011 through May 2019, as Chairman and Director of Dreyfus Transfer, Inc.; and from April 2007 through May 2019, as Senior Vice President of The Bank of New York Mellon.

• Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International (until September 2022) and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

Board Members' Fund Share Ownership

As of December 31, 2024, Ms. Bovich did not own any fund shares and owned $50,001 - $100,000 in aggregate holdings of funds in the BNY Mellon Family of Funds, Mr. Donohue did not own any fund shares and owned over $100,000 in aggregate holdings of funds in the BNY Mellon Family of Funds, Mr. Skapyak did not own any fund shares and owned over $100,000 in aggregate holdings of funds in the BNY Mellon Family of Funds, and Ms. Watson did not own any fund shares and owned $10,001 - $50,000 in aggregate holdings of funds in the BNY Mellon Family of Funds.

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